CONFIDENTIAL SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

This Confidential Settlement Agreement and Mutual General Release (the “Agreement”), is entered into as of this 28th day of December, 2011, by and between Bovie Medical Corporation (“Bovie”), Andrew Makrides (“Makrides”) and Moshe Citronowicz (“Citronowicz”), on the one hand, and Steve Livneh (“Livneh”), Henvil Corp. Ltd. (“Henvil”), and Lican Developments Ltd. (“Lican”), on the other hand.  Each of Bovie, Makrides, Citronowicz, Livneh, Henvil and Lican is referred to herein individually as a “Party,” and collectively as the “Parties.”  As used herein, the phrases “this Agreement,” “hereto,” “hereunder,” and phrases of like import shall mean this Agreement.  All capitalized terms shall have the meanings ascribed to them in the Agreement.

R E C I T A L S

WHEREAS, on January 11, 2006, Bovie entered into a Consulting and Intellectual Property Assignment Agreement with Livneh and Henvil (the “Assignment Agreement”); and

WHEREAS, on October 2, 2006, Bovie entered into an Asset Purchase Agreement with Lican (the “Purchase Agreement”); and

WHEREAS, ancillary to the Purchase Agreement, Bovie entered into a Non-Competition Covenant with Lican (the “Non-Competition Covenant”); and

WHEREAS, ancillary to the Purchase Agreement, Bovie entered into an Employment Agreement with Livneh (the “Employment Agreement”); and

WHEREAS, on April 8, 2008, Livneh was elected to serve on the Board of Directors of Bovie; and

WHEREAS, on April 8, 2008, Livneh was appointed Chief Technology Officer of Bovie, a position that he held until it was discontinued on March 26, 2009; and

WHEREAS, on or about November 1, 2009, Bovie, Livneh and Lican began operating under a Consulting Services Agreement (the “Consulting Agreement”); and

WHEREAS, on or about April 12, 2010, Bovie entered into a Bill of Sale Agreement with Henvil (the “Bill of Sale Agreement”); and

WHEREAS, disputes arose between Bovie, Makrides and Citronowicz, on the one hand, and Livneh, Henvil and Lican, on the other hand; and

WHEREAS, on July 9, 2010, Bovie filed a Verified Complaint for Declaratory and Injunctive Relief and Damages and Demand for Jury Trial, captioned Bovie Medical Corporation v. Steve Livneh, Henvil Corp. Ltd., and Lican Developments, Ltd., Civil Action File No. 8:10-cv-01527-SCB-EAJ, in the Middle District of Florida, Tampa Division, alleging claims against Livneh, Henvil and Lican for breach of contract, breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty and duty of loyalty, violation of the Uniform Trade Secrets Act, tortious interference with contractual, business and prospective business relations, defamation, slander of title, and unjust enrichment, and seeking damages, a declaratory judgment, and preliminary and permanent injunctions (the “Florida Litigation”); and

WHEREAS, on July 12, 2010, Bovie provided Livneh with 30 days’ notice of termination of the Consulting Agreement; and

WHEREAS, on July 16, 2010, Bovie removed Livneh from its Board of Directors; and

WHEREAS, on December 20, 2010, Bovie filed a Verified Complaint for Declaratory and Injunctive Relief and Damages and Demand for Jury Trial in the Southern District of New York, captioned Bovie Medical Corporation v. Steve Livneh and Henvil Corp. Ltd., Civil Action File No. 10 Civ. 9529 (CM) (GWG), alleging claims against Livneh and Henvil for breach of contract and breach of the implied covenant of good faith and fair dealing, and seeking damages, a declaratory judgment, and preliminary and permanent injunctions (the “New York Litigation”); and

WHEREAS, on January 10, 2011, Livneh, Henvil and Lican filed a Counter-Complaint/Third Party Complaint in the Florida Litigation, alleging claims against Bovie, Makrides and Citronowicz for fraud, fraud in the inducement, fraudulent misrepresentation, breach of fiduciary duty, negligent misrepresentation, innocent misrepresentation, breach of contract, tortious interference, shareholder derivative, defamation, breach of good faith and fair dealing, violation of the Uniform Trade Secrets Act, and Florida Whistleblower’s Act, and seeking damages, rescission, and a declaratory judgment; and

WHEREAS, Bovie, Makrides and Citronowicz deny Livneh’s, Henvil’s and Lican’s claims and allegations in the Florida Litigation; and

WHEREAS, Livneh, Henvil and Lican deny Bovie’s claims and allegations in the Florida Litigation and New York Litigation; and

WHEREAS, the Parties desire to finally and forever resolve all disputed matters between them existing as of the date of this Agreement, whether or not raised in the Litigation; and

WHEREAS, the Parties have entered into this Agreement to bring about such resolution;

NOW, THEREFORE, the Parties, with the intent of totally ending and forever foreclosing all matters or potential matters in dispute between the Parties up to the time of this Agreement, thereby assuring peace between the Parties based on such matters, in return for the mutual promises and consideration contained herein, the sufficiency of which is expressly acknowledged, agree as follows:

1.	Settlement Amount.

a.
Lump Sum Payment.  Within ten (10) days after the filing of the Stipulations of Dismissal with Prejudice as set forth in Sections 8 and 9, below, Bovie shall make a one-time, lump sum payment to Livneh, payable to “Steve Livneh or any entity named by him” in the amount of Two Hundred Fifty Thousand and No/100ths U.S. Dollars ($250,000.00) (the “Lump Sum Payment”).

b.
Installment Payments.  Contingent upon the execution of this Agreement by all of the Parties hereto, Bovie shall make a total of eighteen (18) payments to Livneh, payable to “Steve Livneh or any entity named by him” in the amount of Twenty-Three Thousand Two Hundred Twenty Two and 22/100ths U.S. Dollars ($23,222.22) each.  The first payment shall commence on the first day of the second full month after the month in which the Lump Sum Payment is made, with subsequent payments continuing for the next seventeen (17) months (the “Installment Payments”).  Prepayment, in whole or in part, shall be permitted without penalty.

c.
Reimbursement of Business Expenses.  Within seven (7) days of Livneh’s execution of this Agreement, he shall provide to Bovie documentation supporting all unpaid expenses that Livneh incurred on behalf of Bovie during the period of his employment and/or consultancy, i.e., from October 1, 2006, through August 11, 2010.  The Parties agree that the aggregate amount of the expenses to be presented is Fifteen Thousand Nine Hundred Seven and 71/100ths U.S. Dollars ($15,907.71).  Bovie shall reimburse Livneh for such expenses within fourteen (14) days of the presentation of such documentation; provided, however, that if Bovie can establish that it previously paid to Livneh any portion of these expenses, then Bovie shall not be obligated to reimburse Livneh a second time.

d.
MEG Royalty Payment.  Within ten (10) days after the filing of the Stipulations of Dismissal with Prejudice as set forth in Sections 8 and 9, below, Bovie shall make a one-time, lump sum payment to Livneh or any entity named by him in the amount of Fourteen Thousand Seven Hundred and No/100ths U.S. Dollars ($14,700.00), representing the balance of the amounts due to Henvil under the Bill of Sale Agreement (the “MEG Royalty Payment”).

e.
Transfer of Title of Vehicle.  Within ten (10) days after the filing of the Stipulations of Dismissal with Prejudice as set forth in Sections 8 and 9, below, Bovie shall transfer the title to the certain automobile, which the Parties agree is a Summit White 2007 Chevrolet Colorado TR, VIN 1GCDT13E078168707 (the “Vehicle”), to Livneh.  Upon such transfer of title of the Vehicle, Livneh shall become liable for insuring the vehicle and shall take all further steps to perfect the transfer of title, complete registration, and receive license plates from any applicable government authorities.

Together, the Lump Sum Payment, the Installment Payments, the Reimbursement of Business Expenses, the MEG Royalty Payment, and the transfer of title of the Vehicle shall constitute the “Settlement Amount.”  The Parties agree and acknowledge that the Settlement Amount shall constitute full, final, and complete settlement of any monies, liabilities, or other obligations claimed to be owed to Livneh, Henvil or Lican by Bovie, Makrides or Citronowicz based on any acts, events, incidents, occurrences, omissions or transactions from the beginning of time up to and including the date of this Agreement.

2.
Deletion of Restrictions on Bovie Stock.  The Parties agree and acknowledge that on December 23, 2011, Livneh requested that Bovie remove any and all restrictions of record with respect to the 200,000 shares of its common BVX shares previously issued to Lican.  Bovie agrees and acknowledges that, prior to the date of this Agreement, it forwarded Livneh’s request to its securities counsel with a request from Bovie to prepare an opinion letter directed to Bovie’s transfer agent, stating counsel’s opinion that the shares have been held long enough and that the restrictive legend(s) may be removed.  A copy of the draft of the opinion is attached hereto as Exhibit A.  Bovie does not anticipate any obstacles to the removal of these restrictions, and shall perform any additional acts reasonably necessary to effectuate the removal of these restrictions on its stock, remove the legend in favor of Lican, and replace it with Livneh’s name.

3.
Transfer and Assignment of Certain Assigned Patents.  Effective immediately upon execution of this Agreement by all of the Parties hereto, Bovie will sell at no charge, transfer, convey, assign and deliver to Livneh, and Livneh will purchase at no charge or acquire from Bovie at no charge, all right, title and interest of Bovie in and to medical devices and related services based on or derived from the Intellectual Property pertaining to the Modular Ergonomic Grip (“MEG”), Modullion, RF Skin Resurfacing, Scannula, Double Jaw Forceps, and Tip-On-Tube designs and trade name (the “Assigned Patents”).  Bovie states that it received 510(k) premarket approval from the U.S. Food and Drug Administration for MEG Laparoscopic Electrodes, 510(k) No. K081431, on July 24, 2008.  Bovie further states that the following MEG devices were added to the CE marked product list on the following dates:  (a) May 7, 2008 (MIHNDI, MI32SFT, MI32STS-DI, MI32CMS-DI, MI32AGG-RI, MI32ALG-RI, MI32ATG-RI, MI32BCG-RI, MI32BLD-RI, MI32DND-RI, MI32MYD-RI, MI32MXD-RI, MI32-STS-DC, MI32CMS-DC, MI32-AGG-DC, MI32-ALG-DC, MI32-ATG-DC, MI32-BCG-DC, MI32-MYD-DC, MI32-MXD-DC); and (b) November 17, 2008 (MIHNDI-NR, MI32ECG-RI, MI32JG2-RI, MI32STS-LUI, MI32CMS-LUI, MI32ECG-DC, MI32JG2-DC, MI32BLD-DC, MI32DND-DC).  Bovie will provide Livneh with a copy of the certificate(s) issuing the CE mark and supply, upon Livneh’s request, letters confirming Bovie’s transfer of its right, title and interest in the MEG to Livneh or an entity named by him.  In addition, Bovie hereby transfers and assigns to Livneh all of the parts and the molds to make said parts identified on the attached Exhibit B, all parts and plastic and/or metal molds for the MEG device, and all packaging materials and fixtures that are specific to the MEG device.  Bovie states that all of the parts and the molds to make said parts identified on Exhibit B are located in the People’s Republic of China; Bovie therefore shall notify its vendors that Livneh is now the owner of those molds (within ten (10) days of the filing of the Stipulations of Dismissal) or take appropriate steps to cause such molds to be sent to Livneh at Livneh’s discretion and at Bovie’s cost.  An inventory of Bovie’s plastic molds for the MEG device is attached hereto as Exhibit C; Bovie shall notify its vendors that Livneh is now the owner of those items (within ten (10) days of the filing of the Stipulations of Dismissal) or take appropriate steps to locate, assemble and cause such items to be sent to Livneh at Bovie’s cost.  Livneh may choose to have the molds to remain with present vendors. Attached as Exhibit D are copies of Bovie’s patent status reports from the Howard & Howard Attorneys PLLC and Fildes & Outland PC law firms.  Bovie hereby designates Andrew Makrides as its contact person for handling all future issues from Livneh relating to the MEG requiring input from Bovie.  For purposes of this Agreement, the Parties agree and acknowledge that “Intellectual Property” shall include, but not be limited to, any and all United States and foreign patents (including design patents, industrial designs and utility models) and patent applications (including docketed patent disclosures awaiting filing, reissues, divisions, continuations-in-part and extensions), patent disclosures awaiting filing determination, inventions and improvements thereto; trademarks, service marks, trade names, trade dress, logos, business and product names, slogans, and registrations and applications for registration thereof; copyrights (including software) and registrations thereof; inventions, processes, designs, formulae, trade secrets, know-how, industrial models, confidential and technical information, manufacturing, engineering and technical drawings, product specifications and confidential business information; mask work and other semiconductor chip rights and registrations thereof; intellectual property rights similar to any of the foregoing; copies and tangible embodiments thereof (in whatever form or medium, including electronic media) (“Intellectual Property”) and all rights thereunder or in respect thereof primarily relating to or used or held for use in connection with business, including, but not limited to, rights to sue for and remedies against past, present and future infringements thereof, and rights of priority and protection of interests therein under the laws of any jurisdiction worldwide and all tangible embodiments thereof.  Livneh acknowledges and agrees that the tangible items being transferred pursuant to this Section are being acquired in as-is condition with no warranties, either expressed or implied, and that he is assuming all risks associated with such items.

a.
Indemnification.  In the event of any infringement or misappropriation or claim of infringement of third party rights in respect of any of the Assigned Patents, Livneh will have the right to determine an appropriate course of action to enforce or defend such Assigned Patents or otherwise abate the infringement or misappropriation thereof, to take (or refrain from taking) appropriate action to enforce or defend such Assigned Patents, and, in the event that Livneh elects to take action, to control any litigation or other enforcement action, to enter into or permit the settlement of any such litigation or any other enforcement action with respect to such Assigned Patents, and to recover and retain any monetary damages, settlement, royalties or other recovery arising from such litigation or other enforcement action.  Livneh shall indemnify and hold harmless Bovie against any and all losses arising out of or in relation to any infringement or misappropriation or claim of infringement of third party rights in respect of any of the Assigned Patents.  Livneh hereby agrees to indemnify and hold harmless Bovie against any and all liability, claims, suits, losses, costs and legal fees caused by, arising out of, or resulting from any alleged defects in any tangible items being transferred pursuant to this Section 3.

b.
Royalty Payable by Livneh.  Livneh agrees to pay or cause to be paid to Bovie royalty payments of Three Percent (3%) on Livneh’s Net Sales of the Assigned Patents (excluding any Net Sales of the RF Skin Resurfacing and/or Tip-On-Tube).  The royalties payable under this Section shall be determined for Net Sales of the Assigned Patents (excluding any Net Sales of the RF Skin Resurfacing and/or Tip-On-Tube) on a six month basis and shall be disbursed no later than sixty (60) days after the end of each six month period.  The Parties agree that “Net Sales” shall mean the arithmetic result determined by subtracting the following items from gross sales:  merchandise returned for credit, allowances for damaged or missing goods, freight out, sales demo unit and free samples and any cash discounts allowed.

c.
Royalty Upon Livneh’s Sale of the Assigned Patents.  Livneh agrees to pay or cause to be paid to Bovie a one-time royalty payment of Five Percent (5%) of the value of the Intellectual Property pertaining to the Assigned Patents upon the closing of any bona fide sale for adequate and full consideration by Livneh, Henvil or Lican of their right, title or interest in any Intellectual Property pertaining to the Assigned Patents.  The royalties payable under this Section shall be disbursed no later than thirty (30) days after the closing of any such sale.  Livneh, Henvil and Lican shall promptly inform Bovie of any sale implicating Bovie’s royalty rights under this Section.

4.
License Grant for Seal-N-Cut.  Effective immediately upon execution of this Agreement by all of the Parties hereto, Bovie hereby grants to Livneh an exclusive, non-transferable, irrevocable, indivisible license to produce, market and sell, and/or have produced, marketed and sold, the Seal-N-Cut device in the People’s Republic of China.  Livneh may produce, and/or have produced, the Seal-N-Cut device anywhere he chooses so long as the products are sold solely in the People’s Republic of China.  Livneh will not use or authorize any public use, direct or indirect, of the Seal-N-Cut device outside People’s Republic of China and will not knowingly sell any products covered by this Agreement to persons who intend or are likely to resell them outside People’s Republic of China.  Bovie shall provide Livneh with a list of its tooling and vendor contact information in the People’s Republic of China.  Livneh shall have the right to negotiate and purchase directly from these vendors so long as the products are sold solely in the People’s Republic of China.  Livneh shall have the right to purchase Bovie’s ICON VS generator for purposes of selling the Seal-N-Cut device in the People’s Republic of China.  Notwithstanding the foregoing, Livneh shall have no right to use the Bovie name or any Bovie trademarks, service marks, trade names, trade dress, logos, business or product names, slogans, or copyrights in furtherance of his sales efforts permitted hereunder without Bovie’s prior written approval.  Livneh shall have no right to sublicense to any third party without Bovie’s prior written approval.  Bovie shall not have the right to sell directly or indirectly, or license or allow or cause the sales of any Seal-N-Cut devices, or its ICON VS generator, in the People’s Republic of China for the duration of this Agreement; provided, however, in the event that Livneh has not offered for sale the Seal-N-Cut device in the People’s Republic of China by December 31, 2015, then, commencing on January 1, 2016, Bovie shall have the right to sell directly or indirectly, or license or allow or cause the sales of Seal-N-Cut devices, or its ICON VS generator, in the People’s Republic of China.

a.
Royalty Payable by Livneh to Bovie for Net Sales in China.  Livneh agrees to pay or cause to be paid to Bovie royalty payments of Three Percent (3%) on Livneh’s Net Sales of the Seal-N-Cut device in the People’s Republic of China.  The royalties payable under this Section shall be determined for Net Sales on a six month basis and shall be disbursed no later than sixty (60) days after the end of each six month period.

b.	Royalty Payable by Bovie to Livneh for Net Sales Outside of China.

i.
Bovie agrees to pay or cause to be paid to Livneh royalty payments of Three Percent (3%) on Bovie’s Net Sales of the Seal-N-Cut device outside the People’s Republic of China.  The royalties payable under this Section shall be determined for Net Sales on a six month basis and shall be disbursed no later than sixty (60) days after the end of each six month period.

ii.
Notwithstanding the foregoing, in the event that Bovie has not offered for sale the Seal-N-Cut device by December 31, 2013, then, commencing on January 1, 2014, and for each full calendar year thereafter in which Bovie does not offer for sale any Seal-N-Cut device, Bovie shall pay to Livneh an annual payment of Ten Thousand and No/100ths U.S. Dollars ($10,000.00). Upon Bovie’s offering for sale of any Seal-N-Cut device, Livneh’s entitlement to royalties under this Section 4(b)(ii) shall immediately terminate, and all future royalties shall be calculated solely as set forth in Section 4(b)(i).

Bovie’s obligation to pay royalties under this Section 4(b) shall continue during the lifetime of the Seal-N-Cut patents, i.e., through March 20, 2030.

c.
Royalty Upon Bovie’s Sale of the Seal-N-Cut.  Bovie agrees to pay or cause to be paid to Livneh a one-time royalty payment of Five Percent (5%) of the value of the Intellectual Property pertaining to the Seal-N-Cut device upon the closing of any bona fide sale for adequate and full consideration by Bovie of its right, title or interest in any Intellectual Property pertaining to the Seal-N-Cut device.  The royalties payable under this Section shall be disbursed no later than thirty (30) days after the closing of any such sale.  Bovie shall promptly inform Livneh of any sale implicating Livneh’s royalty rights under this Section.

d.
Sale of ICON VS Generator.  Within ten (10) days after the filing of the Stipulations of Dismissal with Prejudice as set forth in Sections 8 and 9, below, Bovie shall provide to Livneh one (1) ICON VS generator, complete with footswitches, at the price of Five Thousand Five Hundred and No/100ths U.S. Dollars ($5,500.00).  The cost of the generator shall be in the form of (1) a credit in Bovie’s favor towards the amount of any royalties due to Livneh pursuant to Section 4(b)(i), above, or (2) the first $5,500.00 of Livneh’s Net Sales of the Seal-N-Cut in the People’s Republic of China, whichever comes first.  Bovie shall issue a purchase order to Livneh for this generator.  The generator sold by Bovie pursuant to this Section shall be programmed with the current end parameters, and Bovie shall provide a list of these parameters to Livneh.  The Parties acknowledge that Bovie has not obtained approval to sell or market the ICON VS generator from the People’s Republic of China, and, as a result, the Parties agree that the generator transferred to Livneh pursuant to this Agreement shall be for demonstration or laboratory use only, and shall not under any circumstances be for use on humans.  Bovie will make additional ICON VS generators available for sale to Livneh at the price of Seven Thousand Five Hundred and No/100ths U.S. Dollars ($7,500.00) for the first two years after the Parties’ execution of this Agreement, after which time Bovie shall be entitled to increase the price of ICON VS generators sold to Livneh for demonstration or laboratory use by no more than Five Percent (5%) per year.

5.
Security Interest.  To secure its obligations under Section 1 of this Agreement, Bovie grants and pledges to Livneh a security interest in all rights, title and interest of Bovie in and to the Seal-N-Cut device, including all Intellectual Property pertaining thereto (the “Pledged Collateral”).  If Bovie should fail to make any payment required by Section 1 of this Agreement, and not cure such failure in a timely fashion as provided in Section 14, below, Livneh may to the full extent permitted by law (a) exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including, without limitation, perfecting assignment of any and all contractual rights and powers with respect to the Pledged Collateral, and (b) sell or assign or grant a license to use, or cause to be sold, assigned or licensed any or all of the Pledged Collateral or any part thereof, in each case, free of all rights and claims of Bovie therein and thereto.

6.	Mutual General Releases.

a.
General Release by Livneh.  Upon execution of this Agreement by all of the Parties hereto, Livneh hereby knowingly, voluntarily and irrevocably releases, forever discharges and acquits, both jointly and severally, Bovie, Makrides and Citronowicz, together with and on behalf of their parents, subsidiaries, affiliates, divisions, owners, shareholders, members, partners, directors, officers, employees, servants, agents, contractors, representatives, spouses, relatives and attorneys, in their official and individual capacities, along with their predecessors, successors and assigns (collectively and individually referred to in this Section as the “Bovie Releasees”) from any actions, causes of action, suits, debts, dues, sums of money, accounts, damages, entitlement, expenses, attorneys fees, costs, punitive damages, penalties, judgments, claims, counterclaims, cross-claims, third party claims, or demands whatsoever, in law or in equity, and legal and equitable relief of every kind and nature, whether based on, arising from or relying upon any local, state, federal or international constitution, statute, regulation, rule, ordinance, decision or common law, whether known or unknown to Bovie, which Bovie ever had, now has or may or might in the future have against the Livneh Releasees based on any acts, events, incidents, occurrences, omissions or transactions from the beginning of time up to and including the date of this Agreement (collectively referred to in this Section as “Claims”), including but not limited to (i) those Claims which were asserted in the Florida Litigation or the New York Litigation; (ii) those Claims sounding in tort or contract; (iii) those Claims arising from any statute, common law, or other law; (iv) those Claims arising from or in connection with Livneh’s employment with Bovie, Livneh’s service on Bovie’s Board of Directors, Livneh’s service as Bovie’s Chief Technology Officer, or other engagement or relationship between Bovie, Makrides, Citronowicz, Livneh, Henvil or Lican; (v) those Claims for legal, equitable, declaratory or injunctive relief, or for damages, backpay, front pay, expense reimbursement, ownership interests, equity, royalties, attorney’s fees and costs of litigation; and (vi) any other Claims which could have been asserted in the Florida Litigation or New York Litigation; provided, however, that this Agreement does not waive Claims that may arise after the date the Agreement is executed, such as claims regarding the payments due to Livneh set forth herein.

b.
General Release by Henvil.  Upon execution of this Agreement by all of the Parties hereto, Henvil hereby knowingly, voluntarily and irrevocably releases, forever discharges and acquits, both jointly and severally, the Bovie Releasees from any Claims, including but not limited to (i) those Claims which were asserted in the Florida Litigation or the New York Litigation; (ii) those Claims sounding in tort or contract; (iii) those Claims arising from any statute, common law, or other law; (iv) those Claims arising from or in connection with Livneh’s employment with Bovie, Livneh’s service on Bovie’s Board of Directors, Livneh’s service as Bovie’s Chief Technology Officer, or other engagement or relationship between Bovie, Makrides, Citronowicz, Livneh, Henvil or Lican; (v) those Claims for legal, equitable, declaratory or injunctive relief, or for damages, backpay, front pay, expense reimbursement, ownership interests, equity, royalties, attorney’s fees and costs of litigation; and (vi) any other Claims which could have been asserted in the Florida Litigation or New York Litigation; provided, however, that this Agreement does not waive Claims that may arise after the date the Agreement is executed, such as claims regarding the payments due to Livneh set forth herein.

c.
General Release by Lican.  Upon execution of this Agreement by all of the Parties hereto, Lican hereby knowingly, voluntarily and irrevocably releases, forever discharges and acquits, both jointly and severally, the Bovie Releasees from any Claims, including but not limited to (i) those Claims which were asserted in the Florida Litigation or the New York Litigation; (ii) those Claims sounding in tort or contract; (iii) those Claims arising from any statute, common law, or other law; (iv) those Claims arising from or in connection with Livneh’s employment with Bovie, Livneh’s service on Bovie’s Board of Directors, Livneh’s service as Bovie’s Chief Technology Officer, or other engagement or relationship between Bovie, Makrides, Citronowicz, Livneh, Henvil or Lican; (v) those Claims for legal, equitable, declaratory or injunctive relief, or for damages, backpay, front pay, expense reimbursement, ownership interests, equity, royalties, attorney’s fees and costs of litigation; and (vi) any other Claims which could have been asserted in the Florida Litigation or New York Litigation; provided, however, that this Agreement does not waive Claims that may arise after the date the Agreement is executed, such as claims regarding the payments due to Livneh set forth herein.

d.
General Release by Bovie.  Upon execution of this Agreement by all of the Parties hereto, Bovie hereby knowingly, voluntarily and irrevocably releases, forever discharges and acquits, both jointly and severally, Livneh, Henvil and Lican, together with and on behalf of their parents, subsidiaries, affiliates, divisions, owners, shareholders, members, partners, directors, officers, employees, servants, agents, contractors, representatives, spouses, relatives and attorneys, in their official and individual capacities, along with their predecessors, successors and assigns (collectively and individually referred to in this Section as the “Livneh Releasees”) from any Claims, including but not limited to (i) those Claims which were asserted in the Florida Litigation or the New York Litigation; (ii) those Claims sounding in tort or contract; (iii) those Claims arising from any statute, common law, or other law; (iv) those Claims arising from or in connection with Livneh’s employment with Bovie, Livneh’s service on Bovie’s Board of Directors, Livneh’s service as Bovie’s Chief Technology Officer, or other engagement or relationship between Bovie, Makrides, Citronowicz, Livneh, Henvil or Lican; (v) those Claims for legal, equitable, declaratory or injunctive relief, or for damages, backpay, front pay, expense reimbursement, ownership interests, equity, royalties, attorney’s fees and costs of litigation; and (vi) any other Claims which could have been asserted in the Florida Litigation or New York Litigation; provided, however, that this Agreement does not waive Claims that may arise after the date the Agreement is executed, such as claims regarding the payments due to Bovie set forth herein.

e.
General Release by Makrides.  Upon execution of this Agreement by all of the Parties hereto, Makrides hereby knowingly, voluntarily and irrevocably releases, forever discharges and acquits, both jointly and severally, the Livneh Releasees from any Claims, including but not limited to (i) those Claims which were asserted in the Florida Litigation or the New York Litigation; (ii) those Claims sounding in tort or contract; (iii) those Claims arising from any statute, common law, or other law; (iv) those Claims arising from or in connection with Livneh’s employment with Bovie, Livneh’s service on Bovie’s Board of Directors, Livneh’s service as Bovie’s Chief Technology Officer, or other engagement or relationship between Bovie, Makrides, Citronowicz, Livneh, Henvil or Lican; (v) those Claims for legal, equitable, declaratory or injunctive relief, or for damages, backpay, front pay, expense reimbursement, ownership interests, equity, royalties, attorney’s fees and costs of litigation; and (vi) any other Claims which could have been asserted in the Florida Litigation or New York Litigation; provided, however, that this Agreement does not waive Claims that may arise after the date the Agreement is executed, such as claims regarding the payments due to Bovie set forth herein.

f.
General Release by Citronowicz.  Upon execution of this Agreement by all of the Parties hereto, Citronowicz hereby knowingly, voluntarily and irrevocably releases, forever discharges and acquits, both jointly and severally, the Livneh Releasees from any Claims, including but not limited to (i) those Claims which were asserted in the Florida Litigation or the New York Litigation; (ii) those Claims sounding in tort or contract; (iii) those Claims arising from any statute, common law, or other law; (iv) those Claims arising from or in connection with Livneh’s employment with Bovie, Livneh’s service on Bovie’s Board of Directors, Livneh’s service as Bovie’s Chief Technology Officer, or other engagement or relationship between Bovie, Makrides, Citronowicz, Livneh, Henvil or Lican; (v) those Claims for legal, equitable, declaratory or injunctive relief, or for damages, backpay, front pay, expense reimbursement, ownership interests, equity, royalties, attorney’s fees and costs of litigation; and (vi) any other Claims which could have been asserted in the Florida Litigation or New York Litigation; provided, however, that this Agreement does not waive Claims that may arise after the date the Agreement is executed, such as claims regarding the payments due to Bovie set forth herein.

7.
Release of Non-Competition Agreements.  As a part of the consideration for this  agreement, Bovie, on behalf of itself as well as its subsidiaries and affiliates, as well as Makrides and Citronowicz, release and discharge Livneh, Lican and Henvil from any and all agreements, arrangements, or understandings prohibiting or otherwise limiting the ability and opportunity of Livneh, Lican and Henvil, either individually or jointly, from competing with Bovie, its subsidiaries or affiliates in the development, manufacture, patenting, marketing or sale of any product or design which competes or may compete with any such product or design of Bovie.  This is intended as a complete release from any such non-competition agreement and is intended to be liberally construed to include any claim of competition; provided, however, that Livneh, Henvil and Lican agree to honor the terms of any such non-competition agreement to the extent that it relates to the development, manufacture, marketing or sale of the Seal-N-Cut device anywhere in the world outside the People’s Republic of China.

8.
Dismissal of the Florida Litigation.  Within ten (10) days after the execution of this Agreement by all of the Parties hereto, the Parties shall cause to be completed, executed and filed in the Florida Litigation a Stipulation of Dismissal with Prejudice, consistent with this Agreement and in the form attached hereto as Exhibit E.

9.
Dismissal of the New York Litigation.  Within ten (10) days after the execution of this Agreement by all of the Parties hereto, the Parties shall cause to be completed, executed and filed in the New York Litigation a Stipulation of Dismissal with Prejudice, consistent with this Agreement and in the form attached hereto as Exhibit F.

10.
Confidentiality.  The Parties agree to keep the existence and all terms of this Agreement confidential and covenant that they shall make no disclosure to any person or entity of the existence of this Agreement or the terms of this Agreement, including but not limited to disclosure of whether any amounts were paid under this Agreement or the amount of such payment.  While not limiting the generality of the foregoing, “disclosure” includes a statement, written or oral, to any person, entity, newspaper, magazine, radio station, television station, publishing company or website.  In particular, and without limiting the generality of the foregoing, Livneh agrees and acknowledges that he shall make no statements, whether public or private, regarding the existence of this Agreement, the terms of this Agreement, whether any amounts were paid under this Agreement, or the amount of such payment, to Bruce A. Arbit, Curt Coulter, or any other plaintiff in that lawsuit currently pending in the Middle District of Florida, Tampa Division, captioned Bruce A. Arbit and Curt Coulter v. Andrew Makrides, J. Robert Saron, George W. Kromer, Michael G. Norman, August Lentricchia, Steven Maclaren, Gregory Alan Konesky, Moshe Citronowicz, Peter Pardoll, Leonard Keen and Bovie Medical Corp., Civil Action File No. 8:11-cv-02020-JSM-TBM (the “Derivative Litigation”), or to any attorney, investigator or agent of any plaintiff in the Derivative Litigation.

a.
Limited Exceptions to Confidentiality.  The confidentiality obligations set forth in this Section shall not apply (i) to disclosures made to internal employees of Bovie with a reasonable business need to know, or the financial, accounting, legal and other advisors of the Parties; provided, however, that any person or entity receiving such knowledge must agree to keep the existence and all terms of this Agreement confidential; (ii) where disclosure is the subject of a legal demand asserted with the authority and jurisdiction of a court or governmental entity, e.g., by virtue of a validly issued subpoena; provided, however, that the Party receiving such demand complies with the procedure set forth herein; or (iii) to the extent disclosure is required to enforce the terms of this Agreement.  Notwithstanding the above, Bovie shall be authorized to disclose the existence of the Agreement or its terms as necessary to make public filings and other public disclosures in order to comply with its obligations under federal securities laws and regulations, including the filing of this Agreement if necessary.

b.
Procedure for Certain Disclosures.  In the event disclosure of the existence or terms of this Agreement through production of documents or by testimony is the subject of a legal demand asserted with the authority and jurisdiction of a court or governmental entity, the Party receiving such demand in the form of a subpoena, court order or other request sanctioned by law shall notify the other Party of such demand by written notice as specified in Section 26 below (or as amended hereafter) to provide the other Party with an opportunity to quash or defend against any disclosure of any kind concerning this Agreement within the time prescribed by law.  The Party receiving such demand shall be entitled to disclose such information after giving the required notice if the other Party does not attempt to quash the demand for such disclosure.

c.
Press Releases.  Without limiting the generality of the foregoing, Bovie and Livneh shall have the right to issue a joint press release regarding this Agreement.  Except as otherwise provided herein, this press release shall be the Parties’ only press release, statement to the media, or public statement regarding this Agreement.  After the press release has been issued, if the Parties are asked about the Agreement or the Litigation, they are authorized to say only that the “matter was resolved.”

11.
Non-Disparagement.  Livneh agrees that, except as required by law or rule, or pursuant to a subpoena from a court of competent jurisdiction, henceforth he shall cease and refrain from making any disparaging or defamatory remarks or comments regarding Bovie, Makrides or Citronowicz.  Bovie, Makrides and Citronowicz agree that, except as required by law or rule, or pursuant to a subpoena from a court of competent jurisdiction, henceforth they shall cease and refrain from making any disparaging or defamatory remarks or comments regarding Livneh.  Notwithstanding the foregoing, the Parties agree that this non-disparagement clause shall not prohibit the Parties from making whatever statements they deem necessary for the protection of their interests in any pending or threatened litigation against that Party.

12.
Destruction of Materials.  Within ten (10) days of the time the Stipulations of Dismissal of Prejudice are filed, Livneh and his counsel shall certify that they have returned or destroyed all documents or electronically stored information produced by Bovie in the Florida Litigation, including all deposition transcripts and exhibits thereto.  In particular, and without limiting the generality of the foregoing, Livneh agrees and acknowledges that he shall not disclose any documents, electronically stored information or deposition transcripts or exhibits thereto, or any information contained in such documents, electronically stored information or deposition transcripts or exhibits, to Bruce A. Arbit, Curt Coulter, or any other plaintiff in the Derivative Litigation, or to any attorney, investigator or agent of any plaintiff in the Derivative Litigation.

a.
Limited Exception to Destruction of Materials.  Notwithstanding the foregoing, Cohen, Lerner & Rabinovitz, P.C., counsel for Livneh, or any other attorney named by Livneh within thirty (30) days after the execution of this Agreement by all of the Parties hereto, may retain one copy of documents or electronically stored information produced by Bovie in the Florida Litigation for up to seven (7) years, for the sole purpose of complying with applicable legal or ethical document retention requirements and/or use in any disputes or litigation with Livneh.  Counsel for Livneh stipulates that such documents shall be retained either in their office (currently located at the address set forth in Section 26, below), or at a locked, secure off-site storage facility maintained by a reputable outside vendor, and that they shall not permit any person outside of the firm, including but not limited to Livneh, with access to such files.  In the event that counsel for Livneh ever proposes to utilize such documents in any dispute or litigation, they shall provide prior notice to Bovie in compliance with Section 10(b).

13.
Liquidated Damages.  The Parties agree that any violation by them of the provisions of Sections 10, 11 or 12 of this Agreement shall constitute a material breach of this Agreement; provided, however, that such material breach shall not relieve Livneh or Bovie or any other Party of their other obligations under the Agreement.  Livneh and Bovie also agree that in the event of any such breach of Sections 10, 11 or 12, the amount of damages shall be difficult or impossible to quantify.  As a result, the Parties agree to pay to each other as liquidated damages Five Thousand and No/100ths U.S. Dollars ($5,000.00) for each established violation of Section 10, 11 or 12.

14.
Notice of Breach; Opportunity to Cure.  Should a Party contend that the other Party has breached a provision of this Agreement, then the Party contending that a breach has occurred shall provide written notice of the breach to the allegedly breaching Party specifying in detail the nature of the breach.  The allegedly breaching Party shall have thirty (30) days from receipt of the notice of breach to cure such breach.  In the event the breach is not cured within those thirty (30) days, then the non-breaching Party may take any actions it deems as necessary to enforce the terms of this Agreement or its rights hereunder.

15.
Further Assurances.  The Parties agree to (a) furnish upon request to each other such further information; (b) execute and deliver to each other such other documents; and (c) do such other acts and things, all as the other Parties may reasonably request for the purpose of carrying out the intent of this Agreement.

16.
Non-Admission.  This Agreement is entered into solely in order to compromise and settle disputed claims, without any acquiescence, acknowledgement, or agreement by any Party as to the merit of any actions, causes of action, suits, debts, dues, sums of money, accounts, damages, expenses, attorneys fees, costs, punitive damages, penalties, judgments, claims or demands released herein.  Neither this Agreement nor any part thereof shall be, or be used as, evidence or an admission of liability by anyone, at any time, for any purpose.

17.
Basis for Settlement.  Each Party acknowledges and agrees that the terms of this Agreement are, and have been agreed to, for their mutual convenience, in part to avoid the expense, distraction, risk and uncertainty of further litigation, and after considering the risks of litigation and the circumstances of their respective businesses.  Each Party also acknowledges and agrees that it has relied entirely on its own judgment, belief and knowledge (including its judgment, belief and knowledge with respect to the foregoing, the extent and duration of the claimed damages in the Florida Litigation and New York Litigation, and the value of settling the Florida Litigation and New York Litigation at this time) and the advice and recommendations of its own independently selected counsel, and, accordingly, neither it nor anyone acting on its behalf shall (or shall have the right to) deny or challenge the validity of this Agreement or any of the obligations of the Parties hereunder.

18.
Representations and Warranties.  Each Party hereto acknowledges and agrees that (a) it or he has been represented by independent counsel of such Party’s own choosing; (b) it or he has had the full right and opportunity to consult with such counsel, and to the extent that it or he desired, it or he availed itself of this right and opportunity; (c) it or he, or its authorized officers (as the case may be) have carefully read and fully understand this Agreement in its entirety and have had it fully explained to them by its or his counsel; (d) it or he is fully aware of the contents of this Agreement and its meaning, intent and legal effect; (e) it or he is not relying on any representations, oral or written, other than those expressly contained herein; and (f) it or he, or its authorized officer (as the case may be) is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence.  Each Party represents and warrants that (x) it or he has the full power to enter into this Agreement; (y) it or he has the sole right and authority to grant the dismissals and releases to be granted by it hereunder, without the need for any licenses, releases, consents, approvals or immunities not yet granted or obtained; and (z) it or he has not assigned or transferred any right or interest in the Litigation or released claims, as the case may be, to any other person or entity.

19.
Assumption of Risk and Investigation of Facts.  In making and executing this Agreement, the Parties have not relied upon any statement or representation, oral or written, made by any other Party with regard to any of the facts involved in any dispute or possible dispute between the Parties, or with regard to any of their rights or asserted rights, or with regard to the advisability of making and executing this Agreement, other than statements and representations contained within this Agreement.  The Parties hereby expressly assume the risk of any mistake of fact or that the true facts might be other than or different from the facts now known or believed to exist, and it is the express intention of the Parties to forever settle, adjust and compromise any and all disputes between the Parties, finally and forever, and without regard to who may or may not have been correct in their respective understandings of the facts or the law relating thereto.  Each Party has made such investigation of the facts and the law pertaining to the matters described in this Agreement as he or it deems necessary, and has not relied and do not rely on any promise or representation made by any other Party with respect to any such matters, other than statements and representations contained within this Agreement.

20.
Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their heirs, executors, administrators, assigns, successors, beneficiaries, employees and agents, and all other persons or entities asserting claims by, on behalf of, or through them based or founded upon any of the claims released herein.  This Agreement may not be assigned by a Party without the prior written consent of the other Parties, which consent shall not be unreasonably withheld or delayed.  Notwithstanding the foregoing, a Party has the right to assign this Agreement, without the other Parties’ consent, to a person or entity that succeeds to all or substantially all of a Party’s business or assets relating to this Agreement, whether by sale, merger, operation of law or otherwise, provided that such assignee or transferee agrees in writing to be bound by the terms and conditions of this Agreement, and provided further that no such assignment shall limit the effectiveness of the releases set forth in this Agreement or excuse any obligations of the assigning Party under this Agreement.

21.
Severability.  The Parties agree that, in the event that any provision of this Agreement shall be determined by any court of competent jurisdiction to be illegal, unreasonable or unenforceable, such provision shall be deemed to be modified to permit its enforcement to the maximum extent permitted by law.  The invalidity of any part of this Agreement shall not render invalid the remainder of this Agreement.

22.
Entire Agreement.  This Agreement constitutes the entire agreement by and among the Parties regarding the subject matter contained herein and supersedes all prior and contemporaneous undertakings and agreements by and among the Parties, whether written or oral, with respect to such subject matter.  This Agreement may not be amended except by a writing executed by all Parties.

23.
Construction.  This Agreement has been negotiated by the Parties and shall be interpreted fairly in accordance with its terms and without any construction in favor of or against any of the Parties.  The interpretation and construction of this Agreement shall be subject to the following provisions:  (a) words importing the singular meaning include where the context so admits the plural meaning and vice versa; (b) the terms “and” and “or” as used herein shall mean both the conjunctive and the disjunctive, so that one word or the other may be taken accordingly as the one or the other (i.e., “and/or”); (c) the word “any” shall mean “all” or “one out of several”; (d) references to any person shall include natural persons and partnerships, firms and other incorporated bodies and all other legal persons of whatever kind and however constituted; (e) the words “include”, “includes” and “including” are to be construed as if they were immediately followed by the words “without limitation”; and (f) captions and headings used herein are inserted for convenience only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement.

24.
Waiver.  Failure by any Party to insist upon strict performance of any provision herein by any other Party shall not be deemed a waiver by such Party of its rights or remedies or a waiver by it of any subsequent default by such other Party, and no waiver shall be effective unless it is in writing and duly executed by the Party entitled to enforce the provision being waived.

25.
Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, any of which shall be deemed an original, and all of which together shall constitute one and the same instrument, notwithstanding that all Parties are not a signatory to the original or the same counterpart.  Facsimile signatures shall be treated as originals.

26.
Notices.  All notices required or permitted hereunder shall be in writing and shall be: (a) sent by telex or facsimile transmission (to be effective when receipt is acknowledged unless sent after 5:00 p.m. on any business day, in which event notice shall be deemed received on the next business day); (b) personally delivered; (c) sent by certified mail, return receipt requested; or (d) sent by a nationally recognized, commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid and, except as otherwise provided in this Section, shall be deemed given when personally delivered or when placed in the possession of such mail or delivery service, and addressed to the Parties, as follows:

To Bovie:

Mr. Andrew Makrides
Chief Executive Officer
Bovie Medical Corporation
734 Walt Whitman Road
Melville, NY  11747

To Makrides:

Mr. Andrew Makrides
734 Walt Whitman Road
Melville, NY  11747

To Citronowicz:

Mr. Moshe Citronowicz
5115 Ulmerton Road
Clearwater, FL 33760

If to Bovie, Makrides or Citronowicz, with a copy to:

Matthew T. Gomes, Esq.
Nelson Mullins Riley & Scarborough LLP
Atlantic Station / 201 17th Street, NW
Suite 1700
Atlanta, GA  30363
Facsimile:  (404) 322-6050

To Livneh, Henvil and/or Lican:

Mr. Steve Livneh
440 Dalhousie Street
Amhertsburg, Ontario, Canada N9V 1X3

with a copy to:

Matthew W. Schlegel, Esq.
Kupelian Ormond & Magy, P.C.
25800 Northwestern Highway, Suite 950
Southfield, MI  48075
Facsimile:  (248) 357-7488

If a Party’s notice address or contact person changes, that Party shall notify the other Party of the change in writing within thirty (30) days sent to the present notice address.

27.	Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to principles of conflicts of laws.

28.
Forum Selection and Exclusive Jurisdiction.  Each Party (a) hereby irrevocably submits itself to and consents to the exclusive jurisdiction of the United States District Court for the Middle District of Florida (or, if such court lacks jurisdiction, the courts of the State of Florida) for the purposes of any action, claim, suit or proceeding arising from or relating to this Agreement, and (b) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, claim, suit or proceeding, any argument that it is not personally subject to the jurisdiction of such court(s), that the action, claim, suit or proceeding is brought in an inconvenient forum, or that the venue of the action, claim, suit or proceeding is improper.  In the event of the commencement of an action to enforce this Agreement, the Parties stipulate to the arbitration of such action with Peter Grilli as the sole arbitrator.

29.
Attorney’s Fees and Expenses.  In the event of any litigation between the Parties arising out of this Agreement, the prevailing Party or Parties shall have the right to collect from the other Party or Parties its, his or their reasonable costs and necessary disbursements and attorney’s fees incurred in enforcing this Agreement.

The undersigned acknowledges that its authorized signatory has read and understands the foregoing Confidential Settlement Agreement and Mutual General Release, and that the undersigned agrees to the same and voluntarily executes the same this _____ day of ____________________, 2011.

Bovie Medical Corporation

By: _________________________________________

Print Name:  __________________________________

Title:  _______________________________________

The undersigned acknowledges that he has read and understands the foregoing Confidential Settlement Agreement and Mutual General Release, and that the undersigned agrees to the same and voluntarily executes the same this _____ day of ____________________, 2011.

Andrew Makrides

By: _________________________________________

Print Name:  __________________________________

Title:  _______________________________________

The undersigned acknowledges that he has read and understands the foregoing Confidential Settlement Agreement and Mutual General Release, and that the undersigned agrees to the same and voluntarily executes the same this _____ day of ____________________, 2011.

Moshe Citronowicz

By: _________________________________________

Print Name:  __________________________________

Title:  _______________________________________

The undersigned acknowledges that he has read and understands the foregoing Confidential Settlement Agreement and Mutual General Release, and that the undersigned agrees to the same and voluntarily executes the same this _____ day of ____________________, 2011.

Steve Livneh

By: _________________________________________

Print Name:  __________________________________

Title:  _______________________________________

The undersigned acknowledges that its authorized signatory has read and understands the foregoing Confidential Settlement Agreement and Mutual General Release, and that the undersigned agrees to the same and voluntarily executes the same this _____ day of ____________________, 2011.

Henvil Corp. Ltd.

By: _________________________________________

Print Name:  __________________________________

Title:  _______________________________________

The undersigned acknowledges that its authorized signatory has read and understands the foregoing Confidential Settlement Agreement and Mutual General Release, and that the undersigned agrees to the same and voluntarily executes the same this _____ day of ____________________, 2011.

Lican Developments, Ltd.

By: _________________________________________

Print Name:  __________________________________

Title:  _______________________________________